UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009
___________

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-5767 (Commission File Number)	54-0493875 (I.R.S. Employer Identification No.)

9950 Mayland Drive Richmond, Virginia (Address of principal executive offices)	23233 (Zip Code)

Registrant’s telephone number, including area code: (804) 486-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2009, the United States Bankruptcy Court for the Eastern District of Virginia, which has jurisdiction over the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code for Circuit City Stores, Inc. (the “Company”) and each of its wholly-owned United States and Puerto Rican subsidiaries, entered on its docket an order (the “Order”) granting approval of a Third Amendment to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) dated as of January 17, 2009 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the DIP Credit Agreement as Lenders, Bank of America, N.A., Bank of America (acting through its Canadian branch), General Electric Capital Corporation, Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

The parties to the DIP Credit Agreement and a summary of its material terms, including amendments that the parties agreed to prior to the entry of the Order, are set forth in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 12, 2008 and December 31, 2008, and such information is incorporated by reference into this Item 1.01.  The Third Amendment to the DIP Credit Agreement includes amendments that relate to both the repayment of the Company’s obligations under the DIP Credit Agreement and the funding of expenses of the Company’s liquidation sales and the Company’s wind-down expenses following the Company’s decision to take the necessary steps to liquidate the assets of the Company and its subsidiaries as part of the Chapter 11 proceedings.

A copy of the Third Amendment to the DIP Credit Agreement is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1
Third Amendment to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of January 17, 2009 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Credit Agreement as Lenders, Bank of America, N.A., Bank of America (acting through its Canadian branch), General Electric Capital Corporation, Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.
(Registrant)

Date: February 23, 2009	By: /s/Reginald D. Hedgebeth
Reginald D. Hedgebeth
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Third Amendment to Senior Secured, Super-Priority, Debtor-in-Possession Credit Agreement dated as of January 17, 2009 by and among Circuit City Stores, Inc. and certain of its subsidiaries, the banks named in the Credit Agreement as Lenders, Bank of America, N.A., Bank of America (acting through its Canadian branch), General Electric Capital Corporation, Wells Fargo Retail Finance, LLC and JPMorgan Chase Bank, N.A.